Annual Meeting of Shareholders

June 17, 2026

Welcome and Introductions

-LynneNeel

2

Caution on Forward Looking Statements

This presentation may contain forward-looking statements, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Embassy Bancorp, Inc. (the “Company”) operations and policies and regarding general economic conditions.

These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors, and other conditions that, by their nature, are not susceptible to accurate forecast, and are subject to significant uncertainty.

Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy.

No assurance can be given that the future results covered by forward-looking statements will be achieved. Such statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could impact the Company’s operating results include, but are not limited to, those factors described in the “Caution About Forward-Looking Statements” section of the Company’s Form 10-K for the year ended December 31, 2025 and subsequent filings with the SEC.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While the Company believes these third-party sources to be reliable as of the date of this presentation, the Company has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.

Figures as of and for the twelve months ended December 31, 2021 to 2025 are based on audited financials. First quarter 2026 figures in this presentation are unaudited.

This presentation contains supplemental financial information which has been derived by methods other than GAAP. These non-GAAP financial measures may not be comparable to similarly named measures used by other companies and should not be considered a substitute for GAAP measures.

3

# Board of Directors



David M. Lobach, Jr.
Chairman



Frank "Chip" Banko III



Geoffrey F. Boyer



John G. Englesson



Bernard M. Lesavoy



John C. Pittman



Patti Gates Smith



John T. Yurconic

4

# Leadership Team


David M. Lobach, Jr.


Judith A. Hunsicker


Diane M. Cunningham


Lynne M. Neel


Jeffrey C. Skumin


Mark A. Casciano


Michael B. Macy


Brandi L. Stefanov


Jennifer A. Tropeano

5

Business of the Meeting

Dave LobachJudy Hunsicker

6

Business of the Meeting7 Determination of a quorum

Business of the Meeting

ThePollsare NowOpen

8

To elect two Class 1 Directors of the Company for a term of 3 years:

Frank “Chip” Banko III Geoffrey F. Boyer

9

Business of the meeting proposal #2 To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

10

Business of the Meeting

ThePollsare NowClosed

11

Here for

Positively different.

-LynneNeel

Corporate Overview

Ticker

EMYB

Exchange

OTC Markets (OTCQX)

Market Capitalization

$151.11M

Insider Ownership

31%

Total Assets

$1,842M

Headquarters

Bethlehem, PA

# of Branches

10

Year Established

2001

Strategic Footprint

Lehigh Valley, PA

13As of March 31, 2026

Here for good Financial Highlights

31% year-over-year increase in net income

Strong core deposit growth with no brokered deposits

Expanded net interest margin and declining cost of funds

Industry-leading efficiency and productivity

2024-2025 Cash Dividend

increase of 14%

14

Here for good

Recognition

Morning Call Readers’ Choice Best Bank

11 Consecutive Years

Bauer Financial, Inc.

5-Star Rating

Who’s Who in Business Lehigh Valley

5 Consecutive Years

15

Here for good

Community Engagement

$1.2M$16.5M192

donated to local charities and organizations in 2025

of support to Lehigh Valley agencies since 2001

organizations served

in 2025

16

Expanding Relationships: Lending & Deposit Growth

-DianeCunningham

17

Lending Portfolio Highlights

Loans*

($ millions)

$1,108

$1,208

$1,254

$1,268

$1,290

$1,295

202120222023202420251Q2026

18*PPP loans not included

Continued Loan Yield Expansion

3.35% 3.30%

3.92%

3.60%

4.20% 4.32%

4.14% 4.14% 4.43%

5.10% 5.26%

4.81%

3.69% 3.65%

4.32%

3.96%

4.58% 4.71%

Consumer

Commercial*

Total*

19*PPP loans not included

Diversified Loan Mix

1Q2026 Loan Composition

1Q2026 Commercial Real Estate (CRE)*

1Q2026 CRE

Composition

Commercial 47%

Consumer & Mortgage 53%

Non-CRE

Loans 68%

CRE

Loans 32%

Non-Farm/Non

-Res Non-Owner Occupied 40%

Other 1%

Construction & Land Dev. 7%

Multifamily Res. 30%

20*As a percent of total loans

Best-in-Class Asset Quality Non-CurrentLoansto TotalLoans Peer Comparison

  Nat'l Benchmark

0.80%PA

Peers 0.59%

Nat'l Benchmark 0.82%

PA

Peers 0.78%

Embassy 0.04%

Embassy 0.04%

2025

1Q2026

Zero Bank-Owned Properties

Figures based on Median Values, banks with assets of $100M to $5B.

21Source: S&P Global Market Intelligence/Arcsalus Advisors.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

Cost-Efficient Deposit Growth

DepositGrowth& Costof FundsCostofFunds Peer Comparison

1.86%

$1,640

$1,682

2.04%

1.90%

$1,553

1.69%

202420251Q2026

Deposits ($millions)Cost of Funds

Embassy BankNat'l BenchmarkPA Peers

1Q2026

Figures based on Median Values, banks with assets of $100M to $5B.

22Source: S&P Global Market Intelligence/Arcsalus Advisors.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

Average Deposits per Branch

Embassy Bank

($000's)


$161,442
$168,234
June 2025
March 2026

2025 Peer Comparison*

($000's, as of June 2025)


$161,442
$119,790
Embassy Bank
Peers

*Source: FDIC Summary of Deposits Statistics Lehigh and Northampton Counties and internal records.

23

EMBASSY BANCORP, INC.

Deposit Growth by Design

Year-End 2025

New AccountActivity

(9,996 Accounts)

Composition

(% of Total)

1,490

Savings

3,584

Checking

27%

Savings

39%

Checking

4,922

CD

34% CD

24

4th in Deposit Market Share

Lehigh and Northampton Counties as of June 30, 2025

Rank

Institution Name

    Total Active Branches

    Total Deposits ($000)

   Deposit Market Share (%)

YoY Change in Branches

      YoY Deposit Growth (%)

1

Wells Fargo Bank NA

21

3,468,493

19.43

(1)

-2%

2

Truist Bank

17

2,006,068

11.24

0

-11%

3

Fulton Bank NA

13

1,634,960

9.16

0

-1%

4

Embassy Bank for the Lehigh Valley

10

1,614,424

9.05

0

3%

5

PNC Bank NA

11

1,451,201

8.13

0

5%

6

Bank of America NA

7

1,180,017

6. 61

0

-2%

7

TD Bank NA

5

901,136

5.05

(2)

-3%

8

American Bank

1

822,091

4.61

0

12%

9

Santander Bank NA

7

679,304

3.81

0

-3%

10

New Tripoli Bank

3

563,908

3.16

0

0%

25Source: FDIC Summary of Deposits Annual Survey

Optimizing Efficiency and Liquidity for Growth

Jeffrey Skumin

26

2025 Performance Benchmark Data 27

Embassy Bank

PA Peer Group

Nat'l Benchmark

 Embassy Outperforms

Net Interest Margin (FTE) (%)(1)

2.47

3.46

3.71

Cost of Funds (%)

1.80

1.93

2.03

Net Overhead (%)(2)

1.39

1.84

2.01

Efficiency Ratio (%)(1)

61.04

65.25

62.91

Assets per Employee ($000)

15,798

7,975

10,004

Nonperforming Assets to Total Assets (%)

0.07

0.49

0.37

Noncurrent Loans to Total Loans (%)

0.04

0.59

0.44

Return on Average Assets (%)

0.79

0.97

1.03

Return on Average Equity (%)

12.28

10.65

10.50

Figures based on Median Values, banks with assets of $100M to $5B. Source: S&P Global Market Intelligence/Arcsalus Advisors. Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

(1) Non- GAAP financial metrics. The Company believes the use of tax equivalent basis in determining net interest margin provides meaningful information to the reader when comparing taxable on non-taxable assets. The efficiency ratio equals non-interest expense divided by operating revenue.

(2) Net overhead ratio equals the net of non-interest expense less non-interest income, divided by average total assets.

2025 Industry-Leading Efficiency

Net Overhead Ratio[1]



1.39%
2.01%
1.84%
Embassy Bank
National Benchmark
PA Peer Group

Efficiency Ratio[2]



61.04%
62.91%
65.25%
Embassy Bank
National Benchmark
PA Peer Group

Salary and Benefits Expense to Average Assets



0.84%
1.46%
1.34%
Embassy Bank
National Benchmark
PA Peer Group

Figures based on Median Values, banks with assets of $100M to $5B. Source: S&P Global Market Intelligence/ Arcsalus Advisors.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

(1) Net overhead ratio equals the net of non-interest expense less non-interest income, divided by average assets.
(2) Non-GAAP financial metric. Efficiency ratio equals non-interest expense divided by operating revenue.

28

EMBASSY BANCORP, INC.

2025 Productivity Leader

(Per Employee)

Assets

Loans

Deposits

Revenue

($000’s)($000’s)($000’s)($000’s)

$15,798

$11,327

$14,395

$152.79

$10,004

$7,975

$7,095

$5,061

$8,286

$6,586

$91.34$90.40

Embassy Bank

National Benchmark

PA Peer Group

Embassy Bank

National Benchmark

PA Peer Group

Embassy Bank

National Benchmark

PA Peer Group

Embassy Bank

National Benchmark

PA Peer Group

Figures based on Median Values, banks with assets of $100M to $5B.

29Source: S&P Global Market Intelligence/ Arcsalus Advisors.

Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

Stable Funding & Liquidity Strength

(As of 12/31/2025)

$1B$313M$729M

Total Liquidity

Cash, Cash Equivalents & Unpledged Securities

No Brokered Deposits

Available Borrowing Facilities

30

Securities Available for Sale
2.23%
2.58%
2.68%
$280.8mm
$341.9mm
$350.0mm
2024
2025
1Q2026
Available for Sale
Yield


Portfolio Effective Duration (in Years)
7.10
5.60
5.55
5.50
2023
2024
2025
1Q2026

Investment Strategy

- Quality
- AOCI
- Available for sale
- Source of income

Embassy Bancorp classifies its entire securities portfolio as available for sale.
1Q26 securities yield is annualized.
Figures presented based on internal documents.

31

EMBASSY BANCORP, INC.

Delivering Earnings Performance

-JudithHunsicker

32

# Expanding Net Interest Margin

## Interest Income & Interest Expense
($000's)


$57,157
$18,118
$64,971
$28,787
$71,462
$29,038
2023
2024
2025
Interest Income
Interest Expense

## Net Interest Income
($000's)


$39,039
$36,184
$42,424
2023
2024
2025

## Net Interest Margin
(Annualized)


2.43%
2.21%
2.47%
2.59%
2023
2024
2025
1Q26

33

EMBASSY BANCORP, INC.

Driving Net Income Growth

($000’s)

Annual TrendQuarterly Trend

20242025

1Q20251Q2026

34

Creating Shareholder Value

-DaveLobach

35

EMYB Stock Price Performance

5/15/2025 – 5/15/2026

$20.30

$19.50

$18.20

$17.35

$16.17

$14.95

36Source: S&P Capital IQ Pro as of May 15, 2026

One-Year Price Return 5/15/2025 – 5/15/2026

37.22%35.79%

33.35%

25.21%24.40%

19.11%

17.02%

13.28%12.80%

9.89%

NASDAQ

EMYB

Russell

S&P 500

Russell

S&P Banks

Dow Jones

S&P US

S&PUS

NASDAQ

2000

3000

Mid-Atlantic

Industrial

MidCap

SmallCap

Bank

Average

Banks

Banks

37Source: S&P Capital IQ Pro as of May 15, 2026

One-Year Price Return – Bank Indices 5/15/2025 – 5/15/2026

35.79%

19.11%

13.28%12.80%

9.89%

EMYBS&P Banks Mid-AtlanticS&P US MidCap BanksS&PUS SmallCap BanksNASDAQ Bank

38Source: S&P Capital IQ Pro as of May 15, 2026

Book Value per Share

9.18%

Compounded Annual Growth Rate (2002-2025)

654.46%

Overall Growth Rate (2002-2025)

39

Stock Repurchase Plan

October 2025: Board approved

$5 million stock repurchase plan.

March 31, 2026: 258,301

shares repurchased. Total proceeds of $4.86 million.

June 2026: Company announced expansion of the Repurchase Plan, authorizing up to an additional $5 million in share repurchases.

40

Return on Average Assets

2025



0.79%
0.97%
1.03%
Embassy Bank
PA Peer Group
National Benchmark

1Q2026

(Annualized)



0.84%
1.02%
1.22%
Embassy Bank
PA Peer Group
National Benchmark

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/Velligan-Blaxall Consultants, LLC.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

41

EMBASSY BANCORP, INC.

Return on Average Shareholder Equity


2025
12.28%
10.65%
10.50%
Embassy Bank
PA Peer Group
National Benchmark


1Q2026
(Annualized)
12.35%
10.76%
11.59%
Embassy Bank
PA Peer Group
National Benchmark

Figures based on Median Values, banks with assets of $100M to $5B.
Source: S&P Global Market Intelligence/ Arcsalus Advisors.
Benchmark: Stock banks across the U.S. Peer Group: Banks headquartered in PA.

42
EMBASSY BANCORP, INC.

Annual Dividend Announcement

$0.55

$0.20$0.22

$0.30

$0.35

$0.40

$0.42

$0.48

20192020202120222023202420252026

43Shareholders of record as of 06/26/2026

Payable 07/14/2026

Thank you 44

Closing Items

Questions & Answers

Results of Voting

Conclusionof Meeting

45